UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2017 (August 22, 2017)

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 22, 2017, the board of directors (the “Board”) of SITO Mobile, Ltd. (the “Company”), adopted amended and restated By-laws (the “New Bylaws”) for the Company. The New Bylaws became effective on the date of adoption by the Board, or August 22, 2017. A description of the provisions adopted or changed by the New Bylaws, and of the provisions of the Company’s Bylaws that were in effect prior to the adoption of the New Bylaws (the “Former Bylaws”), appears below:

•	The New Bylaws provide for election of directors upon a plurality of votes properly cast (as opposed to the election of directors upon a plurality of votes present under the Former Bylaws) to elect directors, and provide for the approval of other actions by stockholder vote upon a majority of votes properly cast (as opposed to other actions by stockholder vote upon a majority of votes present under the Former Bylaws), except as otherwise required by law;

•	The New Bylaws clarify that a special meeting of stockholders can be called only by the Board, the Chairman of the Board or the Company’s Chief Executive Officer;

•	The New Bylaws clarify certain procedures relating to the conduct of stockholder meetings, including the authority of the chairman of the meeting to declare certain matters as not having been properly brought before a meeting of stockholders;

•	The New Bylaws clarify certain procedures with respect to effecting a stockholder action by written consent, including the Board’s authority to set a record date for such a stockholder action and to appoint an inspector of elections to certify written consents prior to their effectiveness;

•	The New Bylaws adopt certain procedures by which stockholders may nominate directors, including as to the timing for stockholder nominations of Directors and related disclosure requirements;

•	The New Bylaws provide that meetings of the Board may be called upon 24 hours’ notice (as opposed to no notice for fixed meetings and notice for special meetings of the Board with “sufficient time for the convenient assembly of the directors thereat” under the Former Bylaws); and

•	The New Bylaws provide that they may be amended either by action of a majority of the Board or at a meeting of stockholders, by the affirmative vote of at least 66 2/3% of the outstanding shares entitled to vote.

The foregoing summary of the New Bylaws is qualified in its entirety by reference to the New Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

3.2	Amended and Restated Bylaws of SITO Mobile, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: August 28, 2017	/s/ Mark Del Priore
Name: Mark Del Priore
Title: Chief Financial Officer

Exhibit Index

Exhibit Number

3.2	Amended and Restated Bylaws of SITO Mobile, Ltd.